Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Advanced Series Trust:

We consent to the use of our reports, dated February 14, 2017, with respect to the statements of assets and liabilities of AST AQR Emerging Markets Equity Portfolio, AST Cohen & Steers Realty Portfolio, AST Goldman Sachs Large-Cap Value Portfolio, AST Goldman Sachs Mid-Cap Growth Portfolio, AST Goldman Sachs Small-Cap Value Portfolio, AST Hotchkis & Wiley Large-Cap Value Growth Portfolio (formerly known as AST Large-Cap Value Portfolio), AST International Growth Portfolio, AST International Value Portfolio, AST J.P. Morgan International Equity Portfolio, AST Jennison Large-Cap Growth Portfolio, AST Loomis Sayles Large-Cap Growth Portfolio, AST MFS Global Equity Portfolio, AST MFS Growth Portfolio, AST MFS Large-Cap Value Portfolio, AST Neuberger Berman/LSV Mid-Cap Value Portfolio, AST Parametric Emerging Markets Equity Portfolio, AST QMA Large-Cap Portfolio, AST Small-Cap Growth Portfolio, AST Small-Cap Growth Opportunities Portfolio, AST Small-Cap Value Portfolio, AST T. Rowe Price Large-Cap Growth Portfolio, AST T. Rowe Price Natural Resource Portfolio, AST Templeton Global Bond Portfolio, AST Value Equity Portfolio (formerly known as AST Herndon Large-Cap Value Portfolio and currently known as AST T. Rowe Price Large-Cap Value Portfolio), AST WEDGE Capital Mid-Cap Value Portfolio (formerly known as AST Mid-Cap Value Portfolio), AST Wellington Management Hedged Equity Portfolio, AST Government Money Market Portfolio (formerly known as AST Money Market Portfolio), and AST Multi-Sector Fixed Income Portfolio (twenty-eight of the portfolios comprising Advanced Series Trust), including their respective schedules of investments, as of December 31, 2016, and their respective related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended, incorporated by reference herein. We also consent to the references to our firm under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm” in the prospectuses and “Other Service Providers – Independent Registered Public Accounting Firm” and “Financial Statements” in the statements of additional information.

New York, New York

April 11, 2017

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Advanced Series Trust:

We consent to the use of our report, dated February 17, 2017, with respect to the statements of assets and liabilities of AST Bond Portfolio 2017, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024, AST Bond Portfolio 2025, AST Bond Portfolio 2026, AST Bond Portfolio 2027, AST Global Real Estate Portfolio, AST High Yield Portfolio, AST Investment Grade Bond Portfolio, AST Lord Abbett Core Fixed Income Portfolio, AST Prudential Core Bond Portfolio, AST QMA US Equity Alpha Portfolio, AST Quantitative Modeling Portfolio, AST Western Asset Core Plus Bond Portfolio, and AST Western Asset Emerging Markets Debt Portfolio (twenty of the portfolios comprising Advanced Series Trust), including their respective schedules of investments, as of December 31, 2016, and their respective related statements of operations for the year or period then ended, statements of changes in net assets for each of the years or periods in the two-year period then ended, statement of cash flows for AST QMA US Equity Alpha Portfolio for the year then ended, and financial highlights for each of the years or periods in the five-year period then ended, incorporated by reference herein. We also consent to the references to our firm under the headings “Financial Highlights” in the prospectuses and “Other Service Providers – Independent Registered Public Accounting Firm” and “Financial Statements” in the statements of additional information.

New York, New York

April 11, 2017

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Advanced Series Trust:

We consent to the use of our report, dated February 21, 2017, with respect to the statements of assets and liabilities of AST Advanced Strategies Portfolio, AST Balanced Asset Allocation Portfolio, AST BlackRock Global Strategies Portfolio, AST BlackRock/Loomis Sayles Bond Portfolio, AST BlackRock Low Duration Bond Portfolio, AST FI Pyramis Quantitative Portfolio, AST Preservation Asset Allocation Portfolio, AST Prudential Growth Allocation Portfolio, AST RCM World Trends Portfolio, and AST T. Rowe Price Asset Allocation Portfolio (ten of the portfolios comprising Advanced Series Trust), including their respective schedules of investments, as of December 31, 2016, and their respective related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, statement of cash flows for AST BlackRock/Loomis Sayles Bond Portfolio for the year then ended, and financial highlights for each of the years in the five-year period then ended, incorporated by reference herein. We also consent to the references to our firm under the headings “Financial Highlights” in the prospectuses and “Other Service Providers – Independent Registered Public Accounting Firm” and “Financial Statements” in the statements of additional information.

New York, New York

April 11, 2017

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Advanced Series Trust:

We consent to the use of our report, dated February 23, 2017, with respect to the statements of assets and liabilities of AST Academic Strategies Asset Allocation Portfolio, AST AQR Large-Cap Portfolio, AST Capital Growth Asset Allocation Portfolio, AST ClearBridge Dividend Growth Portfolio, AST Goldman Sachs Multi-Asset Portfolio, AST J.P. Morgan Global Thematic Portfolio, AST J.P. Morgan Strategic Opportunities Portfolio, AST Legg Mason Diversified Growth Portfolio, AST New Discovery Asset Allocation Portfolio, and AST T. Rowe Price Growth Opportunities Portfolio (ten of the portfolios comprising Advanced Series Trust), including their respective schedules of investments, as of December 31, 2016, and their respective related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended, incorporated by reference herein. We also consent to the references to our firm under the headings “Financial Highlights” in the prospectuses and “Other Service Providers – Independent Registered Public Accounting Firm” and “Financial Statements” in the statements of additional information.

New York, New York

April 11, 2017

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Advanced Series Trust:

We consent to the use of our report, dated February 24, 2017, with respect to the statements of assets and liabilities of AST AB Global Bond Portfolio, AST BlackRock Multi-Asset Income Portfolio, AST Columbia Adaptive Risk Allocation Portfolio, AST Emerging Managers Diversified Portfolio, AST FQ Absolute Return Currency Portfolio, AST Franklin Templeton K2 Global Absolute Return Portfolio, AST Goldman Sachs Global Growth Allocation Portfolio, AST Goldman Sachs Global Income Portfolio, AST Goldman Sachs Strategic Income Portfolio, AST Jennison Global Infrastructure Portfolio, AST Managed Alternatives Portfolio, AST Managed Equity Portfolio, AST Managed Fixed Income Portfolio, AST Morgan Stanley Multi-Asset Portfolio, AST Neuberger Berman Long/Short Portfolio, AST Prudential Flexible Multi-Strategy Portfolio, AST QMA International Core Equity Portfolio, AST T. Rowe Price Diversified Real Growth Portfolio, AST Wellington Management Global Bond Portfolio, and AST Wellington Management Real Total Return Portfolio (twenty of the portfolios comprising Advanced Series Trust), including their respective schedules of investments, as of December 31, 2016, and their respective related statements of operations for the year then ended, statements of changes in net assets for each of the years or periods in the two-year period then ended, and financial highlights for each of the years or periods in the three-year period then ended, incorporated by reference herein. We also consent to the references to our firm under the headings “Financial Highlights” in the prospectuses and “Other Service Providers – Independent Registered Public Accounting Firm” and “Financial Statements” in the statements of additional information.

New York, New York

April 11, 2017